Exhibit 99.1

[LOGO]

[LOGO]

Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s periodic reports on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Rockwood Team Corporate Seifi Ghasemi – Chairman & CEO Bob Zatta – Senior Vice President & CFO Tom Riordan – Senior Vice President, Law & Administration Tim McKenna – Vice President Investor & Government Relations Mark Kelly – Vice President Corporate Finance Michael Valente – General Counsel Business Unit Presidents Dr. Steffen Haber – President, Rockwood Lithium Joris Merckx – President, Surface Treatment Andy Ross – President, Performance Additives Dr. Ulf-Dieter Zimmermann – President, Advanced Ceramics

Key Issues to be Addressed In-depth Review of Key Businesses by Business Unit Presidents Talison Acquisition Use of Cash on Hand Strategic Options for TiO2 Business Long-Term Goals

Business Unit Reviews

1. Business Unit Presentations Advanced Ceramics (CeramTec) Dr. Ulf Zimmermann Lithium (Rockwood Lithium) Dr. Steffen Haber Surface Treatment (Chemetall) Joris Merckx Performance Additives Andy Ross 1.2.3.4.

Talison

2. Talison Acquisition We have been looking at this lithium source for a very long time.

2. Talison Acquisition

2. Talison Acquisition Had offered a full price of 6.50 Canadian dollars per share. Other party offer of 7.50 Canadian dollar per share would have increased price by about $112 million to around $850 million.

2. Talison Acquisition Acquisition of Talison was a nice thing to have and not a must thing to do. The asset, in our judgement, is just not worth the higher valuation.

Use of Cash

3. Use of Cash On Hand Up to $400 million will be used to buy back shares.

3. Use of Cash On Hand Up to $400 million will be used to buy back shares. Up to $600 million will be used to pay down highest cost debt.

3. Use of Cash On Hand Up to $400 million will be used to buy back shares. Up to $600 million will be used to pay down highest cost debt. Balance to be used for general corporate purposes and maintaining the dividend yield at around 2.8% to 3.2%.

TiO2

4. Strategic Options for TiO2 In 2013, Rockwood will pursue and consider all strategic options available to us.

Moving Forward

5. Long-Term Goal Maximize Value for Our Shareholders

Moving Forward – 2013-2017 Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +25% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA in the range of 1.5 to 2.0x EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars)

Welcome to the world of Advanced Ceramics Dr. Ulf-D. Zimmermann ROC 2013 Investor Day, Thursday, January 17th, 2013

CeramTec – Founded in 1903 110 Years of Experience 1

Net Sales: 548 mio. US $ (LTM Sept. 30, 2012) Headcount: 3,400 Production sites world wide: 17 Automobile Electronic Medical Industry CeramTec-Group at a glance 2012 Note: See Appendix for reconciliation of non-GAAP measures. 2

Powder Ceramic Hard Machine Sintering Green Machine Shaping Body-Preparation Pressing Extrusion Injection Moulding Casting Milling Turning Drilling Cutting Raw Materials Milling Mixing Granulate Plastify Sintering Hot Isostatic Pressing Grinding Lapping Polishing HPC Product Forming High-Performance Ceramics ("HPC") 3 Production Steps Raw Material Product

Advanced Ceramics Conventional Ceramics Highly specialized materials with superior mechanical, electrical, thermal, biological, and chemical properties. Ceramic components that have been optimized for high-tech applications. Traditional clay and porcelain products for home use. Heat-resistant and friction-resistant products for industry. Material Properties Cost Diamonds Advanced Ceramics Metals Plastics What are Advanced Ceramics? 4

HPC Growth Opportunities HPC can generate a wide spectrum of growth opportunities: Miniaturization a modern material Power density Functional complexity 5

Net Sales/Adjusted EBITDA Year Net Sales Adj. EBITDA Adj. EBITDA (mUS $) (%) (mUS $) 2005 370 25.4 94 LTM 9/2012 548 31.6 173 Note: See Appendix for reconciliation of non-GAAP measures. 6

 CeramTec international USA Brasil Mexico Germany France Great Britan Italy Poland Russia Scandinavia Spain Czech Republic China Korea Malaysia India Japan South Africa Americas Africa Europe Asia 7 Global Presence

Automotive 23% Electronics 16% Medical Technologies 34% Industry 27% Net Sales By Product Segments 8

Europe 42% Americas 14% Asia 14% Net Sales By Geography 9

Organizational Structure of CeramTec Group

Germany Divisions Manufacturing and Distribution	CeramTec Subsidiaries Manufacturing and Distribution	CeramTec International Sales Offices Distribution	Service Centers
Medical Products	CeramTec North America	CeramTec France	Corporate Development & Law
Mechanical Applications	CeramTec Czech Rep.	CeramTec Italia	Controlling
Cutting Tools	CeramTec UK	CeramTec Ibérica	Finance
Chemical Applications	CeramTec China	CeramTec Scandinavia	Development
Electronic Applications	CeramTec Korea	CeramTec Medical Products China	Information Systems
Multifunctional Ceramics	CeramTec Malaysia	CeramTec Medical Products USA	Human Resources
Mechanical Systems	CeramTec Emil Müller	CeramTec Medical Products Japan	Technical Engineering
	CeramTec-ETEC	CeramTec Representation India	Technical Services
		CeramTec Representation Russia	Materials Management

CeramTec

10

 Chemical Applications Marktredwitz Medical Technologies Plochingen & Marktredwitz Cutting Tools Ebersbach Mechanical Systems Lauf & Wittlich Electronics Marktredwitz Multifunctional Ceramics Lauf Mechanical Applications Plochingen CeramTec Divisions 11

Mobility Energy Potable Water Health HPC – Future Target Markets 12

Short and Mid-Term Projects 13

- Lighting project - Semiconductor technical segment for SIC - Power electronic - High precision parts Short-Term Projects 14

15

December 19, 2012: Production of 1 Million Components in a Fiscal Year Every 30 Seconds a CeramTec Component is implanted somewhere in the World Product Highlights - BIOLOX® Hip Implant Components 16

Source: Company estimates based on EUROMED data. 17 Global Hip Market Worldwide Hip Procedures 1350 1450 1550 1620 1680 1750 1820 0 200 400 600 800 1000 1200 1400 1600 1800 2000 2009 2010 2011 2012 2013 2014 2015

57% Hip Market Share – Worldwide 18 51% Source: Company estimates based on EUROMED data.

Product Highlights 19

Product Highlights - BIOLOX® Knee Component 20

Source: Company estimates based on EUROMED data. Global Knee Market 21 Worldwide Knee Procedures 1600 1700 1800 1880 1960 2020 2080 0 500 1000 1500 2000 2500 2009 2010 2011 2012 2013 2014 2015

22

CeramCool 23

Deformable Ceramics 24

25

Sales Development for BU Electronics ($M) 0,0 20,0 40,0 60,0 80,0 100,0 120,0 2011 2012 2013 2014 2015 2016 incl. Growth proj. Invest w/o Growth projects 26

- "MT2" - Transparent Ceramic Mid-Term Projects 27

On Basis of the successful BIOLOX®delta Material Product Highlights – MT2 Additional Components 28

On Basis of the successful BIOLOX®delta Material Product Highlights – MT2 Shoulder Implant Component 29

Ballistic Protection as Replacement for Glass Product Highlights – Transparent Ceramics 30

For Electronic Devices Product Highlights – Transparent Ceramics 31

Net Sales Growth Potential ($M) 0 500 1.000 2001/02 2007 2012 2017 32

AAGR = 5.8% Net Sales Growth Potential ($M) 33 0 500 1.000 2001/02 2007 2012 2017

 Ski Jump Facility in Sotchi Installation of the CeramTec Aloslide® System on the Ski Jump Facility in Sotchi Sotchi is the next Location of the Olympic Winter Games CT jumps into the future ! Product Highlights – CeramTec Aloslide® System 34

Appendix 35

Net Sales - LTM September 30, 2012 36 Net Sales Three months ended December 31, 2011 129.8 $ Nine months ended September 30, 2012 417.7 Twelve months ended September 30, 2012 547.5 $ ($ in millions)

Income from Cont. Operations before Taxes to Adjusted EBITDA 37 September 30, December 31, ( $ in millions) 2012 2005 Income from continuing operations before taxes 104.5 $ 34.1 $ Interest expense, net 15.8 30.1 Depreciation and amortization 51.1 29.8 Restructuring and other severance costs 1.2 2.6 Loss on early extinguishment/modification of debt 0.7 - Foreign exchange gain on financing activities, net (0.5) - Other 0.6 (2.8) Total Adjusted EBITDA 173.4 $ 93.8 $ Twelve months ended

Thank you for your Attention 38

Our Path to 1 Billion € Dr. Steffen Haber President Rockwood Lithium Rockwood Holdings Inc., Investor Day New York, 17. January 2013

Rockwood Lithium RockwoodLithium is the largest producer of Lithium compounds globally. Rockwood Lithium is a fully backwards integrated lithium company that combines the strength of individual raw material resources, a dedicated workforce and the technology leadership position. With a strong commitment to innovation Rockwood Lithium will continuously invest and will support the development of new materials and new developments in any market. 2

Net Sales to regions - 2004 and 2012 (LTM Sept. 30, 2012) 3 in Million $ 237.7 460.0 NOTE: See Appendix for reconciliation of non-GAAP measures

Net Sales per Business Unit 4 in Mio $

5 Volume Power Innovation Portfolio Power Presence

6 Volume Power Innovation Portfolio Power Presence High Margin Products: Battery Materials Polymer Compounds Organic Synthesis Reagents

Lithium – more than e-mobility Lithium Carbonate Organo- lithium Lithium Metal Lithium Hydroxide Special Salts Pharmaceuticals Pharmaceuticals Glass Ceramics Grease CO2 Absorption Elastomers Aluminum Li Primary Batteries Electronic Materials Cement Al-Alloys Mining Agrochemicals Li-Ion Batteries Li-Ion Batteries Scintillation Industrial Catalysis Airbag Ignition 7

Electronics Lithium – more than e-mobility Lithium Salts Organo- metallics Special Salts Bonding Agents Catalysis Coupling Reagents in Green Solvents OLED Scintillation LED Electronics Heat Storage Gas Purification Industrial Catalysis Solar Panels Fungicide Fibre Production Heat Storage Coupling Reagents for Org. Synthesis 8

Rockwood Holdings & Automotive Industry

Rockwood Lithium

Thermoplastics & rubber:
Butyllithium, Sabalith

Car body & metal parts:
Chemetall Surface Treatment

Air condition:
Lithium bromide

Coatings:
TiO2 pigments, Barium sulfate
Southern Clay Additives

Aluminium Brazing:
Cesium salts

LED Displays:
Lithium Specialties

Biofuels:
Sachtleben calalysts

Shock absorber protection Gomet

Airbag ignitors:
Zirconium

Tires:
Butyllithium

Lithium-Ion-Battery:
Lithium salts

Light-weight & insulating components:
Advanced Ceramics

Woven fabrics:
TiO2 Pigments

Brakes:
Sachtolith ZnS



Image: GM

We understand Automotive!

A Rockwood Company
…the Lithium company 9

Profitability of selected Products* 10

Profitability of selected Products* 11 Increase margin by moving to products of higher value-added steps *Company Estimate

12 Volume Power Innovation Portfolio Power Presence Being Global: Close to emerging markets Global R&D Network Strong financials

Rockwood Holdings is a global specialty chemicals and advanced materials company. NYSE (ROC) Rockwood Lithium is the global market and innovation leader for lithium compounds The strongest Lithium brand in the world! 13

Sales Office Production Site 14 Rockwood Lithium – Global Market Position More than 50% market share of the Lithium value chain Very broad portfolio of specialty compounds and salts Headquarters Frankfurt, Germany, Production sites worldwide Strongest raw material strategic position

Lithium Ion Batteries Cathode Materials Electrolytes Catalyst & Electronics Active material Special tools Asia Polymer Electronics Pharma US Cathode Materials Electrolytes DOE Program Battery Cells Cathode Materials Electrolytes Battery Recycling Battery Cells Europe New APIs Generics Organic Synthesis Extensive expertise network gained through operating in various markets Lithium – Moving & Emerging Markets 15

Customer Relations* 16 We cooperate with all of them! *Sources: Public Conferences, News Releases, etc.

Dedication – Global R&D network Americas Europe Industry and Trade Associations Equipment Suppliers CIL Centro de Innovatión del Litio Chile 17 Strong R&D network to meet future market needs for LIB Asia

18 Volume Power Innovation Portfolio Power Presence Backward Integration: Market Demands Production Cost Leadership Three LCE Pillars: Brine Chile, Brine Silver Peak, Recycling

Market Penetration – Only when?

Rockwood Lithium


2. Tipping Point EV
BYD e6
Ford Focus EV
Renault Twizy
Smart ED
Mini E
BMW Active E
Golf Blue emotion
Tesla Roadster
Nissan Leaf
Mitsubishi MiEV
Peugeot iON
Citroens C-Zero
Blue Car
Renault Fluence z.e.
Renault Kangoo z.e.
Denza
Renault ZOE
Mercedes B class
Audi A2 e-tron
EV
Tesla S
Nissan 2-NV200
VW e-up
2006
2010
2011
2012
2013
2014
2015
2018
PHEV
Opel Ampera
Toyota RAV4 ev
Volvo V60 PHEV
Golf Twin Drive
BYD F3DM
GM Volt
Fisker Karma
Toyota Prius III
Ford C-MAX
VW Jetta Hybrid
Audi A2 PHEV
1. Tipping Point PHEV

A Rockwood Company

…the Lithium company 19

Lithium Forecast - Market Penetration Scenarios (Basis: Six Different Market Studies*) 20 HEV + PHEV + EV (low scenario) HEV + PHEV + EV (high scenario) ts LCE *Sources: Fraunhofer Institut; Deutsche Bank; Roskill; Credit Suisse; McKinsey; TRU Group; IIT Glass & Ceramics Lubricating Greases Other Applications Portable Batteries 0 100.000 200.000 300.000 400.000 500.000 600.000 2010 2015 2020 2025

Market Description: Mobile Applications Key characteristics: mobile devices: CAGR approx 12-15% powertools: increasing share of Lithium-ion-batteries (2011: 5% 2020: 40%) no technology shift expected, constant use of standardized materials Product portfolio: Li2CO3 BG, LiOH BG, LiBOB (depending on cathode material) *Sources: internal market evaluation (main cathode producer, key customers) Avicenne report 2012 21 Estimated Demand

Market Description: Electromobility Key characteristics: highest CAGR for full EVs variety of cathode materials development of high energy active materials two different scenarios considered: EV or HEV dominated Product portfolio: Li2CO3 BG, LiOH BG (depending on cathode material) LiBOB in an additive formulation for electrolytes to improve cycling stability and life time of batteries 22 We need them, we want them, we will like them! Estimated Demand

Validated high volume product: Lithium carbonate BG Product portfolio Li2CO3 BG low impurity profile – no foreign particles milled material with particles < 40 µm fulfills requirements from any cathode producer worldwide Competitive situation strong competition constant and sustainable material supply as USP process validation and quality management as USP 23 Estimated Demand *Sources: Compilation of Reports (Roskill, Credit Suisse, Deutsche Bank, AABC, Avicenne, IIT, Fraunhofer, McKinsey, Japanese markets) Internal market evaluation (Main cathode producer, key customers)

Best in class: Lithium hydroxide BG Product characteristics LiOH BG improved processability: free flowing, non-sticking material exceptional low impurity profile no foreign particles extended production capacities in Kings Mountain Competitive situation superior quality less influence on pricing than Li2CO3 constant and sustainable material supply and process validation as USP 24 Estimated Demand *Sources: Compilation of Reports (Roskill, Credit Suisse, Deutsche Bank, AABC, Avicenne, IIT, Fraunhofer, McKinsey, Japanese markets) Internal market evaluation (Main cathode producer, key customers)

High performance additive: LiBOB Product characteristics LiBOB most advanced halogen-free additive extended cycle stability and life time of batteries, especially at elevated temperatures significantly increasing demand in automotive applications Competitive situation patent protected product (through 2018) successful scale-up from pilot production to mass production in 2011 certified supplier for major electrolyte producers 25 Estimated Demand *Sources: Internal market evaluation (Main electrolyte producer, key customers)

Our Sources for Lithium Recycling in EU and US Brine in Chile Brine in USA 2nd reserve Flexible production opportunities Low in Magnesium Legal requirement Strong technology position High concentration Large reserve High yield 26 Fully diversified with secured resources in Latin America, North America and Europe

27 Rockwood Lithium Capacities 2009 2012 2014 2020 Lithium Carbonate > 27,000 t > 33,000 t > 50,000 t Lithium Hydroxide > 4,000 t > 5,000 t > 10,000 t 2002 2006 2011 To be expanded according to market needs 2011 Expansions ensuring 50% market share of the total Lithium market in 2020

28 Volume Power Innovation Portfolio Power Presence Clear R&D Strategy: Battery Roadmap Special Salts Roadmap Organometallics Roadmap

 Miniaturization of Electronic Devices Extended range of electronic devices High power electronic devices New active pharmaceutical ingredients New agro ingredients & resistance Reduction of Greenhouse gas Safety & Health Energy & Natural Resources Communication & Mobility 29 Independence from Oil Renewable energy concepts Smart Grid & Energy storage Less Energy and Water Less Chemicals & Simpler Process

Recycling of lithium containing residues From internal processes From customer’s processes Lithium Cesium Rubidium Magnesium Zirconium Titan Rockwood Lithium – Core Competencies Solar pond technology Ore digestion technology Salt purification Crystallization Production of high purity salts Casting of Lithium metal Semi-finished metal products Hydrogenation Large scale production of air and water sensitive, pyrophoric materials 30

Innovation Portfolio Organometallics Variation Incremental Base Next Generation BuLi 31 New Technology Improved benefits New benefits New core value MDA LDA LTA MTB LHMDS Anhydrous Salts Coupling Reagents Grignards ZN Catalyst MEHO ZN Catalyst DPL Bonding Agent DLI Bonding Agent Organometallics alternative solvents Zn (TMP)2 * LiCl Coupling Agent TMPMgCl * LiCl Coupling Agent Zn-Pivalate Coupling Agent Projects to avoid Degree of technical alteration

Innovation Portfolio Special Salts high low contribution to application basic (raw material) essential (key component) industr. grade solutions CsOH / Cs2CO3 / Cs2SO4 industrial catalysis basic tech. grade salts Cs2CO3 , CsF organic synthesis high performance tech. grade salts CsNO3 , CsAlF4 pyrotechnic , brazing highest purity salts scintillation high purity salts electronics high purity metals LED modification 32

Roadmap Battery 2010 2015 2020 2030 2025 Li/S Li/air Li-ion III Li2CO3 BG, LiOH BG, LiBOB Li2S HP – solid electrolyte Li2S CC – cathode material Li alloy anode / Li powder Li ultra thin foils Li powder anode LTO anode mobile devices automotive stationary 33

Energy Density – Future Generations* 34 Gen 4 Gen 3 time today 130 Wh/kg LiB 300 Wh/kg Alloy anode high voltage cathode >500 - ca. 1500 Wh/kg Li-sulfur Li-air 2013 150-170 Wh/kg LiB optimized high voltage cathode 50 100 500 200 effective range [km] near future future *Company Estimate

35 Volume Power Innovation Portfolio Power Presence Clear R&D Strategy: Battery Roadmap Special Salts Roadmap Organometallics Roadmap Backward Integration: Market Demands Production Cost Leadership Three LCE Pillars: Brine Chile, Brine Silver Peak, Recycling High Margin Products: New Battery Materials New Polymer Compounds New organic synthesis compounds Global availability: Close to Emerging Markets Global R&D Network Economics provided by Rockwood Holdings Lithium global frame

Lithium 2020 Vision* MACRO View: Growing Demand Tight Supply Long-term more added value products Gain ~50% of new battery market Maintain market share of core products and markets Combine Volume and Product portfolio power Maintain technology leadership 36 2012 (LTM Sept. 30,2012) Net Sales: 460m Adjusted EBITDA: 178m in %: 39% 20% + *Source: Company Estimate NOTE: See Appendix for reconciliation of non-GAAP measures

37 Appendix

38 Net Sales - LTM Sept. 30, 2012 ($ in millions) Three months ended December 31, 2011 $ 105 Nine months ended September 30, 2012 355 Twelve months ended September 30, 2012 $ 460

39 Income from Cont. Operations before taxes to Adjusted EBITDA – LTM Sept. 30, 2012 ($ in millions) Income from continuing operations before taxes $ 111,7 Interest expense, net 3,9 Depreciation and amortization 43,3 Restructuring and other severance costs 14,2 Systems/organization establishment expenses 0,4 Loss on early extinguishment/modification of debt 2,1 Foreign exchange loss on financing activities, net 2,5 Other 0,1 Total Adjusted EBITDA $ 178,2

40 RockwoodLithium as the leading producer of lithium compounds is committed to continuously expand its R&D activities and to maintain its position as reliable supplier to new markets and technologies.

A leading global company of surface treatment technologies Joris Merckx, January 17th, 2013

At a Glance Headquarters: Frankfurt a.M. (Germany) Net sales: $728.3 million (LTM Sept. 30, 2012) Employees: 1,900 worldwide Production sites: 22 on all continents Subsidiaries: more than 40 worldwide 2 A leading global surface treatment company © Chemetall Note: See Appendix for reconciliation of non-GAAP measures.

Cleaners and etchants Corrosion protection Conversion coatings Thin organic coatings and primers Lubricants for metal forming Anodizing Chemicals for waste water treatment Paint strippers and paint detackification Non-destructive testing materials and equipment Aircraft sealants 3 Broad Portfolio of Technologies Variety of state-of-the-art and eco-friendly technologies © gettyimages

Markets We Serve Extensive expertise network gained through operating in various markets 4 © iStockphoto, Ronal, Chemetall

La Mirada Queretaro New Providence Bramalea Jundiaí Buenos Aires Boksburg Abu Dhabi Changchun Pune Chennai Shanghai Chongqing Nanjing Hong Kong Manila Singapore Bayswater North Auckland Bangkok Strong Global Presence Chemetall enables customers’ growth in all regions of the world Locations (incl. Joint Ventures) Headquarters: Frankfurt a. M., Germany Blackman Township 5

Net Sales by Regions Leading position in major markets 6 Source: Company estimates.

Net Sales by Markets Diversified revenue profile 7 consolidated Source: Company estimates.

customer service technical support global presence new technologies value chain adds quality and delivery performance Customer focus 8 Well established long term client relationship

 Capture value and leverage technology 9 Growth Potentials Attractive markets with room for growth for Chemetall: Estimated Chemetall Net Sales Total Market (LTM Sept. 30, 2012) Automotive $ 800 million $ 153 million Wheels $ 85 million $ 20 million Can $ 85 million $ 3 million Metal Working $ 650 million $ 53 million Aluminum Finishing $ 250 million $ 16 million Auto Components $ 250 million $ 55 million Source: Company estimates.

10 Mission-critical products with high customer retention rates Innovative Technologies Source: Company estimates.

Financial Performance 11 Strong financial performance CAGR Net Sales +6 % CAGR Adjusted EBITDA +12 % Note: See Appendix for reconciliation of non-GAAP measures. Net

 12 Strong Cash Flow Generation High asset utilization Disciplined capital investment spendings Efficiencies Innovation Emerging Markets GDP+ growth Strong cash flow generation with limited capital requirements

13 Our Goal Chemetall is committed to further profitable growth Annual net sales growth of 6 – 7% @ > 20 % Adjusted EBITDA

 14 Our Strategic Approach Our Strategy: IDEA! through organic growth small bolt-on acquisitions leverage technology assets in new segments expand the value chain at existing customers grow in BRIC and growing economies create innovative technologies and capture value

Value for customers IDEA! The Concept for Success IDEA! Concept - Driver of our customers’ and Chemetall’s business success Productivity accelerator for customers by offering integrated system solutions Global supplier of choice Environmentally-sound and innovative technologies Most efficient use of our expertise & assets leading to profitable and sustainable growth 15 © iStockphoto, Chemetall Innovation Assets Environment Dedication

[LOGO] Innovation Chemetall expect more Innovative Product Net Sales in % of total Net Sales 2007 7.1% 2008 6.7% 2009 8.0% 2010 7.2% 2011 8.0% 2012 9.4% Innovation R&D and TCC spent $million 0 5 10 15 20 25 2007 2008 2009 2010 2011 2012 16.4 18.5 15.7 18.5 20.9 21.1 Continuous investment in R&D and Technical Service 16 Source: Company estimates.

Source: Company estimates. Dedication © iStockphoto Innovation Assets Environment Dedication Our estimated market share increased from 20% in 2007 to 26% in 2011 17

Environment © iStockphoto Innovation Assets Dedication Trend – Less pollution Oxsilan Water based products Cr-free products Environment Trend - Sustainability Low temperature processes Thin film technologies Less energy, water and chemical consumption Trend – Less complexity 2 in 1 products Universal Dip Coat SCOD 18

Assets . 100 chemists and engineers working in research Cooperation with scientific institutes and partners 100 specialists supporting customers in Chemetall labs 150 applied and granted inventions worldwide to ensure strong position in intellectual property modern and unique lab equipment for preparation, application, analysis and testing throughout the world 940 sales specialists worldwide Innovation Assets Dedication Environment 19

Assets . Innovation Assets Dedication Environment Moscow, Russia (2008) Gebze, Turkey (2009) Jundiaí, Brazil (2009) Melbourne, Australia (2009) Langelsheim Aircraft Sealants, Germany (2009) Chennai, India (2012) Blackman Township, US (2012) Buenos Aires, Argentina (2012) New manufacturing plants and subsidiaries 20

The only globally dedicated surface treatment company Enables customers’ growth in all regions due to global organization broad market expertise comprehensive technical services Strong focus on the development of environmentally-sound and game-changing technologies Committed to highest standards of safety, health and environment Long-term relationship with key customers to joint success Strong pricing discipline Summary Chemetall - The only globally dedicated surface treatment company 21

Appendix 22

Income from Cont. Operations before Taxes to Adjusted EBITDA 23 Twelve months ended September 30, December 31, ($ in millions) 2012 2011 2010 2009 2008 2007 2006 2005 Income from continuing operations before taxes $ 89,6 $ 80,3 $ 55,5 $ 8,3 $ 43,2 $ 67,1 $ 49,5 $ 42,8 Interest expense, net 16,4 20,6 30,3 34,0 20,8 10,5 13,1 7,1 Depreciation and amortization 31,1 33,1 33,6 35,3 29,8 19,6 17,7 16,5 Restructuring and other severance costs 7,8 8,0 2,0 5,2 15,9 2,3 1,1 3,4 Systems/organization establishment expenses 1,0 0,8 1,0 0,7 2,7 (0,4) 0,1 (0,1) Acquisition and disposal costs 0,1 0,1 0,1 0,1 - 0,1 1,0 - Loss on early extinguishment/modification of debt 3,1 4,8 0,4 5,2 - - - - Foreign exchange loss (gain) on financing activities, net 3,3 3,0 (0,2) (5,9) 5,3 - 0,5 1,6 Other 0,2 0,3 1,4 2,8 (1,2) (1,0) (0,7) (2,1) Total Adjusted EBITDA $ 152,6 $ 151,0 $ 124,1 $ 85,7 $ 116,5 $ 98,2 $ 82,3 $ 69,2

Net Sales – LTM September 30, 2012 24 ($ in millions) Net Sales Three months ended December 31, 2011 $ 180,6 Nine months ended September 30, 2012 547,7 Twelve months ended September 30, 2012 $ 728,3

Thank you very much for your attention! Chemetall GmbH Trakehner Straße 3 60487 Frankfurt am Main Germany T +49 69 7165 0 F +49 69 7165 3018 surfacetreatment@chemetall.com www.chemetall.com

[LOGO]

Agenda Business Overview Markets Overview Growth and Innovations Summary 2

3 Business Overview

4 Performance Additives - Introduction Performance Additives Business Segments: Color Pigments – Iron oxide and other inorganic pigments Clay-based Additives – Synthetic and organic thickeners Timber Treatment – Wood protection products Number of Manufacturing Facilities: 28 Number of employees: 1,563

5 Key Applications Ready Mixed Concrete Concrete Paving & Black Plastics Paint Oil Fields Cosmetics

6 Estimated End Markets – Based on Net Sales Performance Additives businesses are primarily focused in Coatings and Construction markets Color Pigments Timber Treatment Clay-based Additives Color Pigments Clay-based Additives * Includes: Water Treatment, Animal Feeds, Consumer Products, etc Source: Company Estimate Clay-based Additives Color Pigments Clay-based Additives Others 14% Coatings, Ink, Paper & Plastics 46% Oil Fields 7% Construction 33%

7 Net Sales by Geography Balanced Geographic Distribution - Half of Revenue from N. American Operations Source: Company Estimate North America 49% Rest of World 15% Europe 36%

Financial Overview Note: See Appendix for reconciliation of non-GAAP measures 8 ($M) Yr 2009 Yr 2010 Yr 2011 LTM Yr 2012 Q3 Net Sales 671.5 726.7 784.4 749.8 Adj. EBITDA 95.1 123.8 144.0 133.6 Adj. EBITDA% 14.2% 17.0% 18.4% 17.8%

9 Market Overview

Demand Drivers – Construction Market Public Roads and bridges uses little Performance Additives materials Private Residential vs. Non Residential Total Construction Spend Public vs. Private Non-Residential Outside of colored concrete, little usage of Performance Additives materials Residential New Homes vs. Remodeling New Homes Performance Additives materials usually used only in high end new homes Remodeling Depending on discretionary spending Upgrading existing homes Existing Home Sales Remodeling Activities New Home Sales 10

Demand Drivers – Coatings Market Industrial Rockwood participates in various niche markets Total Coatings Spend Industrial vs. Decorative Decorative Depending on discretionary spending Upgrading existing homes New rentals/new purchases Consumer items Existing Home Sales Remodeling Activities New Home Sales 11

US Housing Market Rebound The US housing market is cyclical in nature. The slowdown since 2006 is recovering. Harvard Leading Indicator of Remodeling Activities (LIRA) suggests home improvement spending is on the rise. Historical low home inventory is expected to drive new home construction. Favorable demographic, such as population increase, will help support the growth of the housing market. 12

Harvard LIRA LIRA suggests home improvement spending is estimated to reach double-digit growth rate in 2013. 13

Housing Market Data – Seasonally Adjusted Housing Permits (1960 – Present) Housing Permits (2000– Present) New Home Sales (2000– Present) New Home Inventory (2000– Present) The depth of the housing market fall has laid the foundation for a rebound. Both permits and sales have increased steadily in recent months while inventory continues to fall. Source: US Census Bureau Source: US Census Bureau Source: US Census Bureau Source: US Census Bureau 14

Optimal Inventory Single Family Homes We believe excess market supply is correcting when theoretical optimal inventory (6 months of supply) > reported inventory. We believe that new home construction will be required to support future sales growth due to low inventory. Source: US Census Bureau – Sales/Inventory 15

16 Existing Home Sales (,000 units) Yr 2006 Yr 2010 Yr 2007 Yr 2008 Yr 2009 Existing home sales are relatively steady at c. 5MM units a year Source: National Association of Realtors Seasonality Adjusted Annual Rate Yr 2011 Yr 2012

US Demographics - Population Increase IMF forecasts US population will increase by 15M during 2012 - 2017. The “eco boomers”, the grand children of the baby boomers, have been renting disproportionately and are expected to start buying. Source: IMF 17

USA & Canada Monthly Rig Count Gradual decrease through 2012 High activity through H2’11; sluggish H2’12 Source: Baker Hughes 18

19 Growth & Innovation

New Iron Oxide Pigment Plant (Color Pigments) Expected completion date : Late 2014 Location: Augusta, Georgia Rockwood is the only global iron oxide supplier with production capabilities in North America. The new facility, based on Rockwood’s advanced iron oxide technology, is the first new iron oxide pigment production plant in the U.S. in 35 years: Repatriation of production capacity Competitive advantage servicing North American customer base Positioning for economic recovery Optimize North American production and take costs out of supply chain 20

Solarox – Photo-catalytic Active Pigment (Color Pigments) A new generation of iron oxide pigments that enable surfaces to self-clean, reduce air pollution, and inhibit microbial growth A patented process that combines the coloring power of iron oxide with the photo-catalytic property of titanium dioxide The titanium dioxide, when reacting with the sun, generates the self-cleaning property Other benefits: Indefinite shelf-life, no storage issues Full range of colors, not just white or pastels No need for special, dedicated, dosing equipment Compatible with any type of cement Good long-term durability of the final product Applications: concrete masonry, pavers, plaster, stucco, roofing materials Solarox™ Yellow 49 Solarox™ Red 206, 208, 212 & 216 Solarox™ Black 77 21

Reduces VOC level Self-clean surfaces Inhibits microbial growth Impart brighter, stronger color Solarox – Photocatalytic Active Pigment (Color Pigments) 24 Hr 0 Hr In Liquid Control 22

Solaplex Product Overview (Color Pigments)

- Solaplex™ represents a pigment chemistry offering an environmentally acceptable alternative to pigments containing cadmium, lead, chromium, nickel, antimony and molybdenum


ROCKWOOD

- **Target Applications**:

  Coil Coatings - many of which are acid-catalysed, that required high performance inorganic pigments to meet long-life guarantees

  Exterior Masonry Paints and Coatings - where a combination of durability, chemical resistance and hiding powder are required

  Decorative, Industrial and Automotive - in-plant and in-store tinting systems

  Engineering Polymers - where reactive polymers and high temperature processing are utilised – including hot melt road markings


Solaplex™ Yellow
34H1001
Solaplex™ Orange
34H1004
Solaplex™ Mid Yellow
34H1002
Solaplex™ Orange
34H1003

Rockwood
23

Ecolife Wood Preservative System (Timber Treatment) Unlike other conventional wood preservatives, such as CCA and ACQ, which are metallic based fungicide and insecticide, Ecolife is an advanced non-metallic system combining decaying protection and weather proofing in one: Ideal for outdoor wood applications Approved for above ground outdoor projects (no use of copper) Prevents decaying from fungi and insects Reduce cracking, checking and splitting Improve dimensional stability Compatible with aluminum in wet environment (ordinary treated wood are not) Stabilized wood Ordinary treated wood Stabilized wood Ordinary treated wood 24

Garamite® (Clay-based Additives) Garamite® Mixed Mineral Thixotropes Patented, organically-modified clay chemistry Builds on Clay-based Additives core competency Allows the chemist to meet the most stringent new environmental regulations surrounding VOC emissions. Designed for rheology modification of thermo-set composite & coatings systems Unsaturated polyester, vinyl ester and epoxy resins “Next generation” products allow for new applications of organoclay technology Market: Composites Systems & Protective Coatings UP Resins Vinyl Ester Resins Epoxy Resins Alkyd Resins Target Applications Protective coatings Construction (showers, tubs) Adhesives Chemical storage tanks Key Benefit: Resulting formulations meet new VOC requirements Higher solids formulations with improved application properties Sag control at low viscosity for easier spray-up application 30% to 40% more efficient than alternatives in targeted resin systems 25

Optiflo® - Associative Thickeners (Clay-based Additives) Modify the flow and leveling properties of water-based paints Provides an improved option versus older chemistries, e.g. cellulosic, clay modifiers Superior application properties, improved water resistance Global nonionic waterborne coatings thickener market Gaining share versus cellulosic Key Factors in Clay-based Additives Sales Growth Broad rheological product range in water based chemistry Patented chemistry VOC legislation driving reformulation Multiple VOC free product offerings Tech service and formulating support Change in strategy led to penetration in Top Tier producers Ability to customize products with flexible plant 26

27 Summary

Business Summary Business fundamentals are sound. Strong management team focused on delivering results. Businesses well positioned to take advantage of construction market recovery. Product innovations allow growth above underlying market condition. Disciplined approach on acquisitions and demonstrated ability to integrate successfully. 28

Performance Additives Vision Estimated Business Division Goals through Yr 2017 $1 Billion in Net Sales 25% Adjusted EBITDA Margin FY 2011 $784M FY 2017 $1,000M Expected Drivers: Strong North American market driven by rebound in housing construction and discretionary spending Asian economic recovery supported by increasing Chinese industrial and construction activities Stabilization in the Euro zone New products and marketing initiatives Commissioning iron oxide plant in Augusta, GA Adjusted EBITDA Margin 18% Adjusted EBITDA Margin 25% Note: See Appendix for reconciliation of non-GAAP measures 29

30 Appendix

Reconciliation of Net Sales – LTM September 30th, 2012 31 Net Sales Three months ended December 31, 2011 169.7 $ Nine months ended September 30, 2012 580.1 Twelve months ended September 30, 2012 749.8 $ ($ in millions)

Income from Continuing Operations before taxes to Adjusted EBITDA 32 September 30, ( $ in millions) 2012 2011 2010 2009 Income (loss) from continuing operations before taxes 58.7 $ 69.7 $ 34.0 $ (15.0) $ Interest expense, net 7.4 9.1 25.8 31.8 Depreciation and amortization 59.8 58.4 56.8 62.7 Restructuring and other severance costs 5.3 2.3 1.5 6.1 Systems/organization establishment expenses 0.3 0.7 0.3 2.1 Acquisition and disposal costs - - 0.2 2.7 Loss on early extinguishment/modification of debt 0.9 1.7 0.3 2.4 Foreign exchange (gain) loss on financing activities, net (0.2) 1.1 0.1 0.1 Other 1.4 1.0 4.8 2.2 Total Adjusted EBITDA 133.6 $ 144.0 $ 123.8 $ 95.1 $ Twelve months ended December 31,

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Financial Summary

Attractive Financial Characteristics High margin specialty product portfolio generating steady returns Strong long-term Sales and Adjusted EBITDA trend Strong cash flow generation from diversified global operations Excellent prospects for organic growth Disciplined investment strategy Solid balance sheet with limited legacy liabilities Well-invested modern infrastructure in place

Steady Growth and Strong Adjusted EBITDA Margins Note : Reflects the divestitures of the Groupe Novasep, Electronics and AlphaGary businesses. FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconcilation of non-GAAP measures. 2,362 2,553 2,877 3,488 2,769 3,192 3,669 3,492 2005 2006 2007 2008 PF 2009 2010 2011 LTM 9/30/12 464 489 583 652 510 634 863 834 2005 2006 2007 2008 PF 2009 2010 2011 LTM 9/30/12 Total Rockwood Adjusted EBITDA Net Sales [$M] [$M] 19.6% 19.2% 20.3% 18.7% 18.4% 19.9% 23.5% 23.9% Margin %

Investing in the Business Note: CapEx numbers for periods LTM 9/30/12, 2011 and 2010 are net of government grants of $15.1M, $16.0M and $3.2M, respectively. Pro forma for divestitures of the electronics and the AlphaGary plastic compounding businesses. See Appendix for reconciliation of non-GAAP measures. Capital Expenditures ($ in millions) Sustainable Maintenance CapEx (3% of Net Sales) % of Net Sales 6.3% 7.0% 5.5% 5.6% 7.6% 9.0% $178 $219 $152 $180 $280 $313 2007 2008 2009 2010 2011 LTM 9/30/12

Free Cash Flow Generation Note: Free cash flow is defined as net cash from operating activities of continuing operations, less capital expenditures, plus proceeds from government grants received and other items (including, among others, the cash impact of adjustments made to Adjusted EBITDA under our senior secured credit agreement). Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. The amounts also include the current portion of the income tax provision (cash taxes), interest expense, net minus deferred financing costs, mark-to-market adjustments on interest rate swaps and forward contracts, and capital expenditures net of proceeds on the sale of property, plant and equipment. The numbers do not reflect any divestitures. See Appendix for reconciliation of non-GAAP measures. ($ in millions)

Going Forward Maintain a Strong Balance Sheet Enhance Shareholder Value

Maintain a Strong Balance Sheet Keep total Liquidity in the range of 15% to 18% of sales

Total Liquidity Target 15% to 18% of sales Revolver of $180 million (5% of sales assuming consensus sales estimate) Balance in Cash

Total Liquidity ($ in millions) Comparable Total Total Total 2012E Market Liquidity (a) / Companies Liquidity (a) Assets Debt Revenue Cap 2012E Revenue PPG $3,090 $15,606 $4,001 $15,132 $20,303 20.4% Pro Forma 2,940 (b) Ashland 1,478 12,524 3,590 8,262 6,190 17.9% Albemarle 1,388 3,363 714 2,703 5,553 51.3% Ecolab 2,324 16,723 7,628 (c) 13,197 (c) 22,132 (c) 17.6% Cytec 565 3,956 674 1,796 3,289 31.4% Pro Forma 1,465 (d) FMC 1,487 4,066 869 3,758 7,984 39.6% Polypore 153 1,558 711 729 2,116 20.9% Hexcel 201 1,567 296 1,584 2,744 12.7% Source: FactSet, company filings (a) Total Liquidity = Cash and Cash Equivalents + Total Availability under Credit Facilities (b) (c) Pro forma for the acquisition of Champion. (d) Pro forma for sale of Coating Resins for after-tax proceeds of $900 million. Benchmarking includes cash & cash equivalents and total availability under credit facilities Note : Market data as of December 19, 2012. Assumes market cap reflects divestitures / acquisition proceeds (reflected in stock price). WR Grace excluded from peer set. Pro forma for proceeds from RMT of the Commodity Chemicals business of $900 million and acquisition of Akzo Nobel's North American paint business for $1,050 billion.

Maintain a Strong Balance Sheet Keep total Liquidity in the range of 15% to 18% of sales Maintain total Net Debt to Adj. EBITDA in the range of 1.5 to 2.0 times

Leverage Target Note: Net Debt is total debt less total cash. LTM Adjusted EBITDA is calculated as set forth in the leverage ratio under the senior secured credit agreement for Rockwood Specialties Group, Inc. Net Debt / LTM Adjusted EBITDA Target: 1.5 to 2.0 times

Maintain a Strong Balance Sheet Keep total Liquidity in the range of 15% to 18% of sales Maintain total Net Debt to Adj. EBITDA in the range of 1.5 to 2.0 times Achieve in the Medium Term Investment Grade Corporate Credit Ratings

Credit Rating Improvement Note: Net Debt is total debt less total cash. LTM Adjusted EBITDA is calculated as set forth in the leverage ratio under the senior secured credit agreement for Rockwood Specialties Group, Inc. Net Debt / LTM Adjusted EBITDA Target: 1.5 to 2.0 times Ratings Moody’s: B1 S&P: B+ Ratings Moody’s: Ba1 S&P: BB+

Maintain a Strong Balance Sheet Keep total Liquidity in the range of 15% to 18% of sales Maintain total Net Debt to Adj. EBITDA in the range of 1.5 to 2.0 times Achieve in the Medium Term Investment Grade Corporate Credit Ratings Continue Best Practice Accounting, Controls, Governance, Regulations, and Disclosure Standards 14

Best Practices Code of Business Conduct and Ethics Whistleblower policy SOX internal control certification and COSO framework Anti-bribery policy (FCPA, UK Bribery Act, OECD convention) ERM program SEC disclosures – conflict minerals, resource extraction payments IT Security procedures (cyber risks, social media, mobile devices) Sustainability report

Enhance Shareholder Value Maintain Normal Dividend Yield in the 2.8% to 3.2% Range

Dividend Benchmarking Summary Company 2012E 2013E 2012E 2013E Industry Categories Large Cap Specialty Chemicals 1.9% 2.0% 32.4% 30.7% Mid / Small Cap Specialty Chemicals 1.9% 1.9% 29.2% 25.2% Commodities / Diversified 1.9% 2.1% 25.3% 24.1% Gases 2.2% 2.5% 39.3% 41.7% S&P 500 2.2% 2.2% 30.3% 31.9% Rockwood 2.9% 2.9% 35.8% 36.7% Source: FactSet, company filings Note : Market data as of December 19, 2012. Dividend Yield Payout Ratio

Enhance Shareholder Value Maintain Normal Dividend Yield in the 2.8% to 3.2% Range Deploy Excess Cash... Share Buyback Reduce Debt over Time

Deploy Excess Cash Share Buyback $400 million Assume Price Range of $50 to $55 per share Results in 7 to 8 million shares EPS Boost (based on cons. estimate) - $0.40 per share Debt Repayment $500 - $600 million Term Debt Over Time

Conclusion Strong Portfolio of Attractive Businesses Financial Strength to Support Targets Shareholder Value Enhancing Opportunities Should Result in Premium Valuation + +

Overall Company Comparables Market Cap 2012E 2013E 2012E 2013E 2012E 2013E Comparable Companies Ecolab (a) 22,132 17.6x 15.0x 12.1x 10.7x 24.1x 20.1x PPG (b) 20,303 11.4x 12.6x 9.4x 10.4x 16.5x 17.1x FMC 7,984 12.2x 10.9x 10.2x 9.2x 16.6x 14.5x Ashland 6,190 9.1x (d) 8.8x 6.7x (d) 6.3x NM 9.9x WR Grace 5,739 12.9x 12.0x 10.8x 9.9x 16.6x 14.8x Albemarle 5,553 10.7x 9.8x 8.9x 8.2x 13.6x 12.4x Cytec (c) 3,289 16.8x 12.0x 11.1x 9.4x 22.9x 14.4x Hexcel 2,744 12.0x 11.0x 9.6x 8.8x 17.7x 15.5x Polypore 2,116 17.9x 14.6x 12.7x 10.8x 24.0x 19.1x Mean 13.4x 11.8x 10.2x 9.3x 18.9x 15.3x Rockwood 3,883 10.9x 10.5x 7.3x 7.0x 12.5x 12.8x Source: FactSet, company filings Note : Market data as of December 19, 2012. Financials calendarized for comparison purposes. (a) Pro forma for acquisition of Champion. (b) Pro forma for the cash proceeds to be received from RMT of the Commodity Chemicals business; not pro forma for the acquisition of Akzo North American paint business (c) Not pro forma for sale of Coating Resins. (d) Adjusted per management definition. EV / EBIT EV / EBITDA Price / Earnings

Appendix

Reconciliation of Net Sales – LTM 9/2012 and 2008 PF (a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on-acquisitions completed in 2008. Net Sales - LTM September 30, 2012 Three months ended December 31, 2011 814.4 $ Nine months ended September 30, 2012 2,677.9 Twelve months ended September 30, 2012 3,492.3 $ Net Sales - 2008 PF Net sales, as reported - year ended December 31, 2008 3,137.0 $ Proforma adjustments (a) 350.5 Total Net Sales 3,487.5 $ ($ in millions) Total Rockwood ($ in millions) Total Rockwood

Income from Cont. Ops. To Adjusted EBITDA

	Twelve months ended							
	September 30,	December 31,						
($ in millions)	2012	2011	2010	2009	2008	2007	2006	2005
Income (loss) from continuing operations before taxes	$ 423.9	$ 456.1	$ 204.5	$ 10.2	$ (670.0)	$ 139.2	$ 112.0	$ 161.7
Interest expense, net	78.6	96.1	151.1	178.1	225.1	210.7	197.7	212.3
Depreciation and amortization	263.4	267.2	255.9	274.2	249.6	203.2	168.0	150.4
Goodwill impairment charges	-	-	-	-	717.5	-	-	-
Restructuring and other severance costs	28.9	14.5	5.0	20.3	34.1	12.0	5.3	15.8
Systems/organization establishment expenses	8.3	6.5	2.1	6.3	12.5	3.6	9.8	3.9
Acquisition and disposal costs	4.0	0.4	1.3	3.0	1.7	1.8	1.9	1.1
Inventory write-up charges	-	-	-	-	6.9	5.7	0.9	1.1
Loss (gain) on early extinguishment/modification of debt	12.5	16.6	1.6	26.6	(4.0)	20.0	-	26.9
Asset write-downs and other	-	1.6	11.5	2.6	(1.9)	(4.7)	(0.3)	(4.4)
Acquired in-process research and development	-	-	-	-	2.9	-	-	-
Foreign exchange loss (gain) on financing activities, net	7.8	(1.3)	1.0	(16.0)	32.3	(7.8)	(8.6)	(112.2)
Other	6.2	5.1	0.4	4.6	1.9	(0.3)	-	7.1
Proforma Adjustments (a)	-	-	-	-	43.2	-	2.7	-
Total Adjusted EBITDA (b)	$ 833.6	$ 862.8	$ 634.4	$ 509.9	$ 651.8	$ 583.4	$ 489.4	$ 463.7

(a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.
(b) Excludes discontinued operations of the Groupe Novasep, Electronics and AlphaGary businesses.

Rockwood
Powered by Lithium
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Capital Expenditures – LTM 9/2012 Three months ended December 31, 2011 215.3 $ Nine months ended September 30, 2012 98.1 Twelve months ended September 30, 2012 313.4 $ ($ in millions) Total Rockwood

Net Cash from Operations to Adjusted EBITDA

($ in millions)	Twelve months ended September 30, 2012	December 31, 2011	2010	2009	2008	2007	2006	2005
Net cash provided by operating activities from continuing operations	$ 375.7	$ 450.8	$ 478.0	$ 363.6	$ 279.6	$ 342.6 (a)	$ 251.8 (a)	$ 237.5 (a)
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	250.0	191.4	(48.5)	(90.6)	72.7	46.3	22.6	2.4
Current portion of income tax provision	88.5	98.1	36.3	29.8	38.5	37.2	29.3	28.2
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	69.3	91.8	158.6	174.1	164.0	166.7	195.2	198.5
Restructuring and other severance costs	28.9	14.5	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	8.3	6.5	2.1	6.3	12.5	4.8	11.5	5.1
Acquisition and disposal costs	4.0	0.4	1.3	3.0	1.7	2.3	1.9	1.1
Inventory write-up charges	-	-	-	-	6.9	5.7	1.1	-
Bad debt provision	-	0.2	1.2	(1.2)	(3.3)	1.2	-	(1.6)
Other	8.9	9.1	0.4	4.6	1.9	(4.4)	(0.8)	3.2
Proforma adjustments (b)	-	-	-	-	43.2	-	-	-
Discontinued operations adjustments (c)	-	-	-	-	-	(31.0)	(28.5)	(26.4)
Total Adjusted EBITDA	$ 833.6	$ 862.8	$ 634.4	$ 509.9	$ 651.8	$ 583.4	$ 489.4	$ 463.7

(a) Includes our former plastic compounding business which was sold on January 7, 2011.
(b) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.
(c) Primarily represents the Adjusted EBITDA of our former plastic compounding business which was sold on January 7, 2011.

Rockwood Powered by Lithium



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Net Cash from Operating Activities to Free Cash Flow September 30, 2012 2011 2010 2009 2008 2007 Net cash provided by operating activities 375.7 $ 450.8 $ 482.4 $ 369.6 $ 296.6 $ 368.5 $ Capital expenditures (a) (311.3) (278.6) (181.4) (152.7) (219.5) (199.6) Restructuring charges 17.7 10.5 9.4 41.3 7.2 9.0 Swap termination payments - 14.3 3.2 31.1 - - Systems/organization establishment expenses 1.8 1.9 2.1 6.2 12.9 4.2 Excess tax benefits from stock-based payment arrangements 5.4 4.0 - - - - Other (b) 11.3 4.3 4.6 6.1 (2.2) (6.2) Free cash flow (c) 100.6 $ 207.2 $ 320.3 $ 301.6 $ 95.0 $ 175.9 $ (a) Net of proceeds on sale of assets. (b) These amounts represent the cash impact of adjustments made to Adjusted EBITDA permitted under the Company's senior secured credit agreement. (c) Free cash flow does not reflect the sale of discontinued operations. ($ in millions) Twelve months ended December 31,

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Summary

Rockwood Today Lithium #1 Globally Break Out Potential Surface Treatment #2 Globally Excellent cash generation Solid market position Advanced Ceramics #1 Globally Unique and exclusive medical products High growth rate Performance Additives #2 Globally Well positioned to benefit from construction recovery and natural gas boom to come

Moving Forward – 2013-2017 Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Focus Portfolio Focus On Growth Improve Financial Ratios Transportation Revolution Focus on our core businesses Global market position of #1 or #2 Global technology leadership Adjusted EBITDA margin of +25% Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Net Debt to Adjusted EBITDA in the range of 1.5 to 2.0x EPS growth of +20% per year Position the lithium business for the coming transportation revolution (electric cars)

Rockwood Today Excellent portfolio of market-leading businesses Adjusted EBITDA margins of 22% to 25% Strong free cash flow Solid balance sheet Goal of 20% per year growth in EPS Committed management team with meaningful equity ownership